Exhibit 10.5
SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 21st day of January 2014, by and between Silver Horn Mining Ltd., a Delaware corporation (the “Seller”), and Auracana LLC, a Massachusetts limited liability Companies (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller owns 100% of the issued and outstanding capital stock of (i) H-Hybrid Technologies, Inc., a Florida corporation (“Hybrid”) and (ii) RZ Acquisition Corp., a New York corporation (“RZ” and, together with Hybrid, the “Companies”);

WHEREAS, Hybrid is the licensee of three patents and one patent applied for but not yet issued relating to automotive fuel additives and has been an inactive subsidiary of the Seller since 2011;

WHEREAS, in 2010, the Seller received possession of all of the assets (the “Assets”) of RootZoo Inc., a Delaware corporation (“Rootzoo”) and subsequently assigned the Assets to RZ,

WHEREAS, the Assets include only (i) debt and (ii) the unlikely prospect of collection of a small portion of settlement proceeds, if any, of a pending putative class action lawsuit (the “Lawsuit”) filed by Rootzoo and other plaintiffs against Facebook Inc. in 2009;

WHEREAS, Glenn Kesner, the president of the Purchaser, served as an officer and director of the Seller from February 2010 through May 2011 and during this time provided services to the Seller in connection with the Lawsuit;

WHEREAS, Purchaser, as the owner of 3 million shares of the Seller’s Series A Convertible Preferred Stock, is entitled to a super majority of the Seller’s voting power and is the controlling stockholder of the Seller,

WHEREAS, the Seller desires to engage in the development and exploration of mineral properties (the “Current Business”),

WHEREAS, the Seller believes that the businesses, assets and liabilities of the Companies are not related to the Current Business and that sale of the Companies to the Purchaser is in the best interest of the Seller and its stockholders,

WHEREAS, as compensation for services provided by Mr. Kesner and to enable the Seller to devote all of its resources to pursuit of the Current Business, the Seller desires to sell to the Purchaser 100% of the Seller’s equity in the Companies (the “Securities”), on and subject to the terms of this Agreement, and

WHEREAS, the Purchaser desires to purchase the Securities from the Seller on and subject to the terms of this Agreement.
NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Sale of the Securities. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Seller shall sell the Securities to the Purchaser, and the Purchaser shall purchase the Securities from the Seller, for a total purchase price of $1.00 (the “Purchase Price”).

2. Closing.

(a) The purchase and sale of the Securities shall take place at a closing (the “Closing”), to be held at the offices of the Seller on the date hereof (or such other time as the parties may agree).

(b) At the Closing the Purchaser shall pay to the Seller the Purchase Price for the Securities by cash, check or wire transfer of immediately available funds.

(c) At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(d) All representations, covenants and warranties of the Purchaser and Seller contained in this Agreement shall be true and correct on and as of the Closing with the same effect as though the same had been made on and as of such date.

3. Representations and Warranties of the Purchaser. The Purchaser hereby makes the following represents and warranties to the Seller:
(a) Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval, or agreement of any individual or entity is required to be obtained by the Purchaser in connection with the execution and performance by the Purchaser of this Agreement or the execution and performance by the Purchaser of any agreements, instruments, or other obligations entered into in connection with this Agreement. This Agreement constitutes valid and legally binding obligations of Purchaser, enforceable against him in accordance with its respective terms, except as such Agreement may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws and equitable principles relating to or affecting or qualifying the rights of creditors generally and general principles of equity. The execution, delivery and performance of this Agreement by Purchaser, and the consummation of the transactions contemplated hereby and thereby do not and will not violate any applicable law of any governmental body having jurisdiction over Purchaser or any of his properties.

(b) Purchaser represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and that the Purchaser is able to bear the economic risk of an investment in the Securities. Purchaser hereby acknowledges and represents that (i) Purchaser has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Purchaser has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Seller to the Purchaser to evaluate the merits and risks of such an investment on the Purchaser’s behalf and (ii) the Purchaser recognizes the highly speculative nature of this investment.

(c) The Purchaser will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Purchaser must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Purchaser is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

(d) The Purchaser understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for RZ or Hybrid, as applicable, such securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(e) The Purchaser is aware of the Companies’ business affairs and financial conditions and has reached an informed and knowledgeable decision to purchase the Securities.

(f) The Purchaser is not relying on the Seller or any of its employees, agents, sub-agents or advisors with respect to the legal, Tax (as defined in Section 5), economic and related considerations involved in this investment. The Purchaser has relied on the advice of, or has consulted with, only its attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”).

(g) The Purchaser has carefully considered the potential risks relating to the Companies and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Purchaser entire investment. Among other things, the Purchaser has carefully reviewed each of the Seller’s filings (the “Filings”) with the Securities and Exchange Commission and has considered each of the risks described under the heading “Risk Factors” in the Filings.

(h) Purchaser is proceeding on the assumption that the Seller is in possession of material, non-public information concerning the Companies which is not or may not be known to the Purchaser and that the Seller has not disclosed to the Purchaser.

(i) Purchaser is voluntarily assuming all risks associated with the purchase of the Securities and expressly warrants and represents that (i) Purchaser is not relying on any disclosure or non-disclosure made or not made, or the completeness thereof, in connection with or arising out of the purchase of the Securities and (ii) Purchaser waives and releases any claim that it might have against the Seller or any of Seller’s respective partners, representatives, attorneys, independent contractors, agents and affiliates whether under applicable securities law or otherwise, based on Seller’s knowledge, possession, or nondisclosure to Purchaser of any material, non-public information concerning the Companies.

4. Representations and Warranties of the Seller. Seller hereby makes the following representations and warranties to the Purchaser:

(a) Seller owns the Securities free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind.

(b) Seller has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Seller in connection with the execution and performance by the Seller of this Agreement or the execution and performance by the Seller of any agreements, instruments or other obligations entered into in connection with this Agreement.

(c) No bankruptcy, receivership or debtor relief proceedings are pending or, to the Seller’s knowledge, threatened against the Seller.

(d) Except for the Securities, the Seller or its Affiliates do not own any shares of common stock of either of the Companies or securities convertible or exercisable into shares of common stock of the Companies. Immediately following the sale of the Securities to the Purchaser, the Purchaser shall own 100% of the issued and outstanding shares of common stock or securities convertible or exercisable into shares of common stock of the Companies. For the purposes of this Section 4(d), “Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person. “Person” means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization.

5. Indemnification by Seller.

(a) Subject to the limitations set forth this Section 5, the Seller agrees to indemnify and hold harmless Purchaser, its directors, officers and Affiliates and their successors and assigns (each a “Purchaser Indemnified Party”) from and against any and all Losses of the Purchaser Indemnified Parties, to the extent directly or indirectly resulting or arising from or based upon:

(i) breach of any representation or warranty set forth in this Agreement; and

(ii) all Taxes to the extent resulting from or relating to the ownership, management or use of and the operation of the Companies prior to and including the Closing Date.

(b) Notwithstanding the foregoing, the Seller shall not have any liability to any Purchaser Indemnified Party with respect to legal fees incurred by plaintiffs’ attorneys in connection with the Lawsuit.

(c) “Loss” means any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified Person.

(d) “Tax” (and, with correlative meaning, “Taxes”) means any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, escheat, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value added, transfer, stamp, or environmental tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any governmental authority.

6. Future Cooperation. The Seller agrees to reasonably cooperate with the Purchaser and the Companies, and their respective financial and legal advisors, in connection with any business matters for which the Seller’s assistance may be required and in any claims, investigations, administrative proceedings or lawsuits which relate to the Purchaser or the Companies and for which the Seller may possess relevant knowledge or information.

7. Termination. This Agreement may be terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by all of the parties hereto.

8. Legal Representation. THE PURCHASER HAS RETAINED INDEPENDENT COUNSEL TO ADVISE HIM IN CONNECTION WITH THIS AGREEMENT AND THE PURCHASE OF THE SECURITIES. The Purchaser recognizes there are important legal consequences associated with this Agreement and the matters herein, and acknowledges that he has been advised by the Seller to retain independent legal counsel and has not been advised in connection with this Agreement by Harvey Kesner (“HK”) or any other person, other than the attorney or advisor of his choice, which shall not be and is not HK or any of his respective partners, members, employees and/or agents.

9. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the Agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b) Severability. If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c) Notices. All notices provided for in this Agreement shall be delivered to the addresses listed on the signature pages hereto, and shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 8(c). Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery.

(d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the County of New York in the State of New York, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 8(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

(e) Waiver of Jury Trial. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT OR ANY OTHER ACTION OR PROCEEDING WHICH MAY ARISE OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

(f) Parties to Pay Own Expenses. Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

(g) Successors. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

(h) Further Assurances. Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(i) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

(k) Headings. The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

(l) Amendment; Waiver. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Seller and the Purchaser.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER:

SILVER HORN MINING LTD.

By: /s/ Patrick Avery
Name: Patrick Avery
Title: Chief Executive Officer

Address: 18 Falcon Hills Dr., Highlands Ranch, Colorado 80126

PURCHASER:

AURACANA LLC

By: /s/ Glenn Kesner
Name: Glenn Kesner
Title: President

Address: